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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2007

                          COMMONWEALTH BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

            Virginia                    01-17377               54-1460991
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

         403 Boush Street, Norfolk, Virginia                     23510
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION
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Item 2.02  Results of Operations and Financial Condition.

         On April 18, 2007, Commonwealth Bankshares, Inc. issued a press release announcing earnings for the quarter ended March 31, 2007. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
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Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       99.1 Press Release, dated April 18, 2007, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Earnings for the Quarter Ended March 31, 2007."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Commonwealth Bankshares, Inc.


Date: April 18, 2007                         By:    /s/ Cynthia A. Sabol, CPA
                                                    ----------------------------
                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer